ABERDEEN FUNDS

Aberdeen Tax-Free Income Fund

Supplement to the Aberdeen Funds Fixed Income Series Prospectus dated June 23, 2008

The following replaces the third sentence in the first paragraph under the title “INCOME AND CAPITAL GAINS DISTRIBUTIONS” located in Section 5-Distributions and Taxes:

The Fund expects to declare daily and distribute monthly its net investment income, if any, to shareholders as dividends.

Additional copies of the Prospectus and Statement of Additional Information may be obtained by calling Aberdeen Funds Shareholder Services at 866-667-9231.

THIS SUPPLEMENT IS DATED OCTOBER 21, 2008

Please keep this supplement for future reference